                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     May 15, 2003
                                                  ------------------------------



                                 Deb Shops, Inc.
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             (Exact Name of Registrant as specified in its charter)



         Pennsylvania                  0-12188                   23-1913593
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)



9401 Blue Grass Road,  Philadelphia, PA                              19114
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code  (215) 676-6000
                                                    ----------------------------






________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit
         No.         Description
         -------     -----------

         99 Press release, dated May 15, 2003, captioned "DEB SHOPS REPORTS FIRST QUARTER RESULTS."

Item 9.     Regulation FD Disclosure

         On May 15, 2003, Deb Shops, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.

         The information contained in this Current Report on Form 8-K, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.















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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DEB SHOPS, INC.


Dated: May 15, 2003                        By:       Barry J. Susson
                                               ---------------------------------
                                                 Barry J. Susson
                                                 Chief Financial Officer































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                                  EXHIBIT INDEX
                                  -------------



         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit
         No.             Description
         -------         -----------

         99* Press release, dated May 15, 2003, captioned "DEB SHOPS REPORTS FIRST QUARTER RESULTS."






         * Filed electronically herewith.
































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